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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2006

                              WESTBANK CORPORATION
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             (Exact name of registrant as specified in its charter)

         Massachusetts                  0-12784                04-2830731
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

  225 Park Avenue, West Springfield, Massachusetts              01089
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     (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (413) 747-1400

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 20, 2006, the Board of Directors of Westbank (the "Bank"), the wholly-owned subsidiary of Westbank Corporation, amended the Executive Supplemental Retirement Plan Agreements previously entered into with each of Donald R. Chase, Gary L. Briggs, John M. Lilly, Kathleen A. Jalbert, and Trenton
E. Taylor. The Board also amended the Director Supplemental Retirement Plan Agreements previously entered into with each of Mark A. Beauregard, David Chamberland, G. Wayne McCary, Robert J. Perlak, George R. Sullivan, James E. Tremble as well as Roland O. Archambault and Ernest N. LaFlamme, Jr. These amendments were made in order to comply with section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder (collectively, "Section 409A") and to provide for individuals who have not yet attained normal retirement age under their respective agreements to receive their benefits in lump sum upon a change of control. Section 409A requires certain IRS restrictions on payment timing to participants under these plans and the circumstances under which elections to defer compensation or receive distributions of deferred compensation may be made. A form of the Executive Supplemental Retirement Plan Agreement and of the Director Supplemental Retirement Plan Agreement as originally entered into, but not previously filed, are attached hereto as Exhibits 10.13 and 10.14, respectively. The amendments to these plans are attached hereto as Exhibits 10.15, 10.16 and 10.17. Also attached hereto as Exhibit 10.18 is a form of the Life Insurance Endorsement Method Split Dollar Plan Agreements, not previously filed, which the Bank established in connection with the Executive and Director Supplemental Retirement Plan Agreements.

         Executive Supplemental Retirement Plan Agreements. These agreements are designed to provide a retirement benefit at normal retirement age (age 65) equal to seventy-five percent of the participant's compensation at retirement, less certain amounts attributable to employer contributions made through Social Security and defined contribution plans.

         Director Supplemental Retirement Plan Agreements. These agreements are designed to provide for post-retirement benefits to non-employee directors who retire after reaching age (age 72)with seventy-five percent of the director's final average compensation at retirement.

         Life Insurance Endorsement Method Split Dollar Plan Agreements. These agreements provide certain insurance benefits to each of Messrs. Chase, Briggs, Lilly, Taylor and Ms. Jalbert.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) The following is filed with this Current Report on Form 8-K:

Exhibit No.    Description
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10.13          Form of Executive Supplemental Retirement Plan Agreement
10.14          Form of Director Supplemental Retirement Plan Agreement
10.15          Form of Executive Supplemental Retirement Plan Amendment
10.16          Form of Director Supplemental Retirement Plan Amendment for
               Retirement Age Directors
10.17          Form of Director Supplemental Retirement Plan Amendment for
               Pre-retirement Age Directors
10.18          Form of Life Insurance Endorsement Method Split Dollar Plan
               Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  December 27, 2006                WESTBANK CORPORATION


                                                  By   : /s/ John M. Lilly
                                                         -----------------------
                                                  Name : John M. Lilly
                                                  Title: Treasurer and
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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10.13          Form of Executive Supplemental Retirement Plan Agreement
10.14          Form of Director Supplemental Retirement Plan Agreement
10.15          Form of Executive Supplemental Retirement Plan Amendment
10.16          Form of Director Supplemental Retirement Plan Amendment for
               Retirement Age Directors
10.17          Form of Director Supplemental Retirement Plan Amendment for
               Pre-retirement Age Directors
10.18          Form of Life Insurance Endorsement Method Split Dollar Plan
               Agreement